                                                                   EXHIBIT 10.11

                   AMENDED AND RESTATED CONSENT AND AGREEMENT
               (Louisiana Unwired, Texas Unwired and Georgia PCS)

     This Amended and Restated Consent and Agreement (this "Consent and Agreement") is entered into as of March 8, 2002, between SPRINT SPECTRUM L.P., a Delaware limited partnership ("Sprint Spectrum"), SPRINTCOM, INC., a Kansas corporation ("SprintCom"), SPRINT COMMUNICATIONS COMPANY, L.P., a Delaware limited partnership ("Sprint Communications"), WIRELESSCO, L.P., a Delaware limited partnership ("WirelessCo" and together with Sprint Spectrum, SprintCom and Sprint Communications, the "Sprint Parties"), and COBANK, ACB, as administrative agent (together with any successors thereof in accordance with the Amended and Restated Credit Agreement hereinafter described, the "Administrative Agent") for the lenders under that certain Amended and Restated Credit Agreement among US UNWIRED, INC. (the "Parent"), the Administrative Agent and the lenders from time to time party thereto (the "Lenders") hereinafter described. Parent is the 100% owner of Louisiana Unwired, L.L.C. ("Louisiana Unwired"), which in turn is, together with Parent, the 100% owner of Texas Unwired, a Louisiana general partnership ("Texas Unwired"), and is the 100% owner of Georgia PCS Management, L.L.C. ("Georgia PCS Management"), who in turn is the 100% owner of Georgia PCS Leasing, LLC ("Georgia PCS Leasing", and together with Georgia PCS Management, "Georgia PCS", and together with Louisiana Unwired and Texas Unwired, the "Affiliates" and, each, an "Affiliate"). This Consent and Agreement is intended to amend and restate that certain Consent and Agreement dated as of October 26, 1999 by and between the Sprint Parties and the Administrative Agent. This Consent and Agreement shall be effective upon the consummation of the acquisition by Parent of Georgia PCS.

     Louisiana Unwired has entered into two Sprint PCS Management Agreements, one Agreement dated and effective as of June 8, 1998 and one dated and effective as of February 8, 1999, Texas Unwired has entered into a Sprint PCS Management Agreement dated and effective as of January 7, 2000 and Georgia PCS has entered into a Sprint PCS Management Agreement dated and effective as of June 8, 1998 (all four such agreements, as they have been and may be amended, modified, or supplemented from time to time, individually or together, the "Management Agreement"), with Sprint Spectrum and SprintCom providing for the design, construction and management of the Service Area Networks (as therein respectively defined). Affiliates also have entered or will enter into a Sprint PCS Services Agreement (as they may be amended, modified, or supplemented from time to time, the "Services Agreement") and a Sprint Trademark and Service Mark License Agreement and a Sprint Spectrum Trademark and Service Mark License Agreement (together, as they may be amended, modified, or supplemented from time to time, the "License Agreements") (the Management Agreement, the Services Agreement and the License Agreements and all other agreements between any Affiliate or its subsidiaries, on the one hand, and the Sprint Parties or any subsidiary of Sprint Corporation on the other hand (whether entered into prior to, on, or after the date hereof) that relate to the Service Area Networks as they may be amended, modified, or supplemented from time to time, collectively, the "Sprint Agreements").

     Parent has entered into or concurrently herewith is entering into that certain Amended and Restated Credit Agreement dated as of March 8, 2002 with the Administrative Agent and the

Lenders (such Credit Agreement, as it may be amended, supplemented, restated, replaced or otherwise modified from time to time, the "Amended and Restated Credit Agreement"), to provide financing for a portion of the costs of the design and construction of the Service Area Networks and for certain other purposes. The Amended and Restated Credit Agreement and each note, security agreement, pledge agreement, guaranty and any and all other agreements, documents or instruments entered into in connection with any of the foregoing, as the same have been and may from time to time be amended, supplemented, restated, replaced or otherwise modified from time to time, shall collectively be referred to as the "Loan Documents." All capitalized terms in this Consent and Agreement shall have the same meanings ascribed to them in the Management Agreement unless otherwise provided in this Consent and Agreement; provided, that the terms "Default", "Event of Default" and "Obligations" shall have the meanings ascribed to them in the Amended and Restated Credit Agreement.

     The Obligations under the Loan Documents are or will be fully or partially guaranteed, directly or indirectly, by the Affiliates and other subsidiaries of Parent (collectively, the "Subsidiaries") and by Lucent Technologies Inc. ("Lucent") pursuant to those certain Guaranties executed by the Subsidiaries in favor of the Administrative Agent and the Lenders (the "Subsidiaries Guaranties") and that certain Amended and Restated Guaranty executed by Lucent in favor of the Administrative Agent and the Lenders (the "Lucent Guaranty"), respectively. Lucent and the Subsidiaries are collectively referred to as the "Guarantors." That certain Amended and Restated Indemnity and Reimbursement Agreement (the "Lucent Reimbursement Agreement") between Lucent, Parent and the Subsidiaries sets forth some of Lucent's rights upon Lucent's payment to the Administrative Agent of amounts pursuant to the Lucent Guaranty. The Subsidiaries Guaranties and the Lucent Guaranty are collectively referred to as the "Guaranties" and Guaranties and the Lucent Reimbursement Agreement are collectively referred to as the "Guaranty Documents."

     As a condition to the additional availability of credit to Parent under the Amended and Restated Credit Agreement, the Administrative Agent and the Lenders have required the execution and delivery of this Consent and Agreement by the Sprint Parties and have required that Parent and Subsidiaries acknowledge, consent and agree to all terms and provisions of this Consent and Agreement.

     Sprint Spectrum and SprintCom hold, directly or indirectly, certain of the licenses for the Service Areas managed by Affiliates as contemplated in the Management Agreement. As used in this Consent and Agreement, the term "Sprint PCS" shall refer in each particular instance or application to Sprint Spectrum and/or SprintCom, based on which of the two entities owns the License in that portion of the Service Area to which the subject of the instance or application applies.

     Accordingly, each Sprint Party and the Administrative Agent, on behalf of itself and for the Lenders, hereby agrees as follows:

     SECTION 1. Consent to Security Interest. In connection with the transactions contemplated by the Amended and Restated Credit Agreement and the other Loan Documents, each Affiliate has granted or will grant to the Administrative Agent, for the benefit of the

Lenders, a first priority security interest in and lien upon substantially all of its assets and property, tangible and intangible, whether now owned or hereafter acquired or arising, and all proceeds and products thereof and accessions thereto, including without limitation the rights of such Affiliate in, to and under the Sprint Agreements and any related asset purchase agreements to which it is a party, and the members or partners of such Affiliate have granted or will grant to the Administrative Agent, for the benefit of the Lenders, a first priority security interest in and pledge of all membership interests, partnership interests or other equity interests in such Affiliate (the "Pledged Equity"). The foregoing security interests, liens and pledges are referred to collectively as the "Security Interests" and the foregoing assets and property in which the Administrative Agent, for the benefit of the Lenders, has been or will be granted a first priority security interest in and lien are referred to collectively as the "Collateral". Each Sprint Party (i) acknowledges notice of the Amended and Restated Credit Agreement, (ii) consents to the making of the Subsidiaries Guaranties and the granting of the Security Interests in the Collateral to the Administrative Agent, for the benefit of the Lenders, and
(iii) agrees that (a) neither it nor any subsidiary of Sprint Corporation will challenge or contest that any of the Guaranties are not valid and enforceable and that the Security Interests are not valid, enforceable and duly perfected first priority security interests and liens in and to the Collateral, (b) neither it nor any subsidiary of Sprint Corporation will argue that any such Guaranty or Security Interest is subject to avoidance, limitation or subordination under any legal or equitable theory or cause of action, and (c) so long as the Management Agreement is in effect, it will not sell, transfer or assign all or part of the Licenses that Affiliates have the right to use under such Management Agreement; provided, however, that notwithstanding the foregoing, a Sprint Party may at any time sell, transfer or assign all or part of the Licenses that an Affiliate has the right to use in accordance with a transaction allowed under Section 17.15.5 of such Management Agreement, so long as the buyer, transferee or assignee, as the case may be, agrees to be bound by the terms of this Consent and Agreement.

     Each Sprint Party acknowledges and agrees that (i) Sections 17.15.1 and
17.15.2 of the Management Agreement do not apply to the assignment of any Affiliate's rights under the Sprint Agreements to the Administrative Agent or the Lenders under the Loan Documents or in connection with a transaction permitted pursuant to this Consent and Agreement to any other Person pursuant to the Loan Documents or to any other assignment in connection with any transaction permitted pursuant to this Consent and Agreement and (ii) Section 17.15.3 of the Management Agreement shall not apply to any Change of Control of any Affiliate in connection with the exercise by the Administrative Agent of any of its rights or remedies under the Loan Documents, including without limitation in connection with the sale of the membership interests or partnership interests of such Affiliate to any Person or to any other Change of Control of such Affiliate; provided, however, Section 17.15.3 of the Management Agreement shall apply to any such transaction if such transaction is not with the Administrative Agent or the Lenders or is not a transaction permitted pursuant to this Consent and Agreement. It is understood that any assignment described in this Section 1 to the Administrative Agent or the Lenders is hereby consented to by the Sprint Parties; provided, that any subsequent assignment by the Administrative Agent or the Lenders shall be in accordance with the terms of this Consent and Agreement.

     SECTION 2. Payments. Upon receipt of the Administrative Agent's written instructions, each Sprint Party agrees to make all payments (if any) to be made by it under the

Sprint Agreements, subject to its rights of setoff or recoupment with respect to such payments as permitted under Section 10.6 of the Management Agreement, to any Affiliate directly to the Administrative Agent, or otherwise as the Administrative Agent shall direct: provided, that during the period that Sprint PCS is making such payments directly to the Administrative Agent or its designee pursuant to this Section 2, Sprint PCS' setoff and recoupment rights under such
Section 10.6 shall not be limited to undisputed amounts. Any payments made by any Sprint Party directly to, or at the direction of, the Administrative Agent shall fully satisfy any obligation of such Sprint Party to make payments to Affiliates under the Sprint Agreements to the extent of such payments.

     SECTION 3. Notice and Effect of Event of Default, Management Agreement Breach and Event of Termination. The Administrative Agent agrees to provide to Sprint PCS a copy of any written notice that Administrative Agent sends to Parent, promptly after sending such notice, that a Default or an Event of Default has occurred and is continuing, and Sprint PCS agrees to provide to the Administrative Agent a copy of any written notice that Sprint PCS sends to any Affiliate, promptly after sending such notice, that an Event of Termination or an event that if not cured, or if notice is provided, will constitute an Event of Termination (each of an Event of Termination and an event that if not cured would constitute an Event of Termination, a "Management Agreement Breach") has occurred. Sprint Spectrum and SprintCom acknowledge that the Administrative Agent has informed them that an Event of Termination constitutes an Event of Default under the Loan Documents, and Sprint Spectrum and SprintCom further acknowledge that the Management Agreement does not prohibit Parent or any Affiliate from curing such an Event of Default.

     SECTION 4. Event of Default without a Management Agreement Breach.

          (a) Affiliates Remain as Managers or Interim Manager Appointed. Upon and during the continuation of an Event of Default when no Management Agreement Breach as to which Sprint PCS has given the Administrative Agent notice exists on the original date of occurrence of such Event of Default, the Administrative Agent may, by prior written notice to Sprint PCS, (i) allow Affiliates to continue to act as the Managers under the Sprint Agreements, (ii) appoint Sprint Spectrum to act as "Interim Manager" under the Sprint Agreements, or (iii) appoint a Person other than Sprint Spectrum to act as Interim Manager under the Sprint Agreements. If the Administrative Agent initially allows Affiliates to continue to act as the Managers under the Sprint Agreements, the Administrative Agent may later, during a continuation of an Event of Default, remove Affiliates as Managers and take the action described above in clauses (ii) and (iii). The date on which a Person begins serving as Interim Manager shall be the "Commencement Date."

          (b) Sprint Spectrum or Sprint Spectrum Designee as Interim Manager. If the Administrative Agent appoints Sprint Spectrum as Interim Manager, within 14 days after its appointment Sprint Spectrum shall accept the position or designate another Person (a "Sprint Spectrum Designee") to act as Interim Manager under the Sprint Agreements. The Administrative Agent shall accept Sprint Spectrum and any Sprint Spectrum Designee that is then acting as an Other Manager (other than Affiliates) to act as Interim Manager under the Sprint Agreements. Any Sprint Spectrum Designee that is not an

     Other Manager must be acceptable to the Administrative Agent, which acceptance will not be unreasonably withheld. If, within 30 days after the Administrative Agent gives Sprint Spectrum notice of its appointment as Interim Manager, Sprint Spectrum or a Sprint Spectrum Designee does not agree to act as Interim Manager, then the Administrative Agent shall have the right to appoint an Administrative Agent Designee as Interim Manager in accordance with Section 4(c). At the discretion of the Administrative Agent, Sprint Spectrum or the Sprint Spectrum Designee shall serve as Interim Manager for up to six months from the Commencement Date.

          Upon the expiration of its initial six-month period as Interim Manager under the Sprint Agreements, Sprint Spectrum or the Sprint Spectrum Designee will agree, at the written request of the Administrative Agent, to serve as Interim Manager for up to six months from such expiration date until the Administrative Agent gives Sprint Spectrum or the Sprint Spectrum Designee at least 30 days' written notice of its desire to terminate the relationship; provided, that the extended period will be for 12 months rather than six months (for a complete term of 18 months) in the event, as of the date of the initial appointment, the aggregate number of pops that Affiliates and all Other Managers have the right to serve under their respective management agreements with the Sprint Parties is less than 40 million (such six or 12 month period, being the "Extension Period"). If Sprint Spectrum's or the Sprint Spectrum Designee's term as Interim Manager is extended, then the Administrative Agent agrees that Sprint Spectrum or the Sprint Spectrum Designee's right to be reimbursed by the applicable Affiliate promptly for all amounts previously expended by Sprint Spectrum or the Sprint Spectrum Designee under Section 11.6.3 of the Management Agreement (which expenditures were incurred in accordance with Section 9 of this Consent and Agreement) shall no longer be subordinated to the Obligations as provided in Section 9 in this Consent and Agreement, and Sprint Spectrum or the Sprint Spectrum Designee's right to be reimbursed by the applicable Affiliate for any expenses it incurs pursuant to its rights under Section 11.6.3 of the Management Agreement as provided in the Management Agreement (which expenditures were incurred in accordance with Section 9 of this Consent and Agreement) shall not be subject to the subordination to the Obligations as provided in Section 9 of this Consent and Agreement; provided, that Sprint Spectrum or the Sprint Spectrum Designee's right to be reimbursed for amounts expended under Section 11.6.3 of the Management Agreements in an aggregate amount that exceed 5% of the applicable Affiliate's shareholder's, partner's or member's equity or capital account plus such Affiliate's long-term debt (i.e., notes that on their face are scheduled to mature more than one year from the date issued), as reflected on such Affiliate's books (the "Reimbursement Limit") shall remain subordinated to the Obligations as provided in Section 9 of this Consent and Agreement. Notwithstanding any other provision in this
     Section 4(b) to the contrary, Sprint Spectrum or the Sprint Spectrum Designee shall not be required to continue to serve as Interim Manager during the Extension Period at any time after 30 days following delivery by it to the Administrative Agent of written notice that Sprint Spectrum or the Sprint Spectrum Designee needs to expend amounts under Section 11.6.3 of the Management Agreement that Sprint Spectrum or the Sprint Spectrum Designee reasonably believes will not be reimbursed based on the projected Collected Revenues for the remainder of the Extension Period or paid by the Lenders. If it becomes necessary for Sprint Spectrum or the Sprint Spectrum Designee to expend any amount that it believes will not be reimbursed or that exceeds the Reimbursement Limit, Sprint Spectrum or the Sprint Spectrum Designee is not required to incur such expense.

          Within 20 days after the end of each calendar month that Sprint Spectrum or the Sprint Spectrum Designee serves as Interim Manager, commencing with the fourth such month and continuing through the termination of the Extension Period (whether by expiration, resignation or otherwise), Sprint Spectrum or the Sprint Spectrum Designee, as applicable, shall provide the Administrative Agent with a written report setting forth
     (i) all capital expenditures and other expenses Sprint Spectrum or the Sprint Spectrum Designee has incurred or that it believes needs to be incurred under Section 11.6.3 of the Management Agreement, (ii) a summary of the costs and anticipated benefits of each such material capital expenditure or material expense, and (iii) a statement of projected Collected Revenues through the end of the Extension Period. Sprint Spectrum or the Sprint Spectrum Designee, as applicable, shall indicate when any amounts contained in a monthly report are estimated (not actual) amounts.

          Upon the termination or expiration of the term of Sprint Spectrum or the Sprint Spectrum Designee as Interim Manager, the Administrative Agent shall have the right to appoint successor Interim Manager in accordance with Section 4(c).

          (c) Administrative Agent Designee as Interim Manager. If the Administrative Agent elects to appoint a Person other than Sprint Spectrum to act as Interim Manager under the Sprint Agreements (an "Administrative Agent Designee") as permitted under Sections 4(a) (iii) and 4 (b), such Administrative Agent Designee must (i) agree to serve as Interim Manager for six months unless terminated earlier by Sprint PCS because of a material breach by the Administrative Agent Designee of the terms of the Sprint Agreements that is not timely cured or by the Administrative Agent in its discretion, (ii) meet the applicable "Successor Manager Requirements" set forth below in Section 13, and (iii) agree to comply with the terms of the Sprint Agreements but will not be required to assume the existing liabilities of Affiliates. In the case of a proposed Administrative Agent Designee, Sprint PCS shall provide to the Administrative Agent, within 10 Business Days after the request therefor, a detailed description of all information reasonably requested by Sprint PCS to enable Sprint PCS to determine if a proposed Administrative Agent Designee satisfies the Successor Manager Requirements. Sprint PCS agrees to inform Administrative Agent within 20 days after it receives such information respecting such proposed Administrative Agent Designee from the Administrative Agent whether such designee satisfies the Successor Manager Requirements. If Sprint PCS does not so inform the Administrative Agent within such 20-day period, then Sprint PCS shall be deemed to agree, for all purposes of this Consent and Agreement, that such proposed designee satisfies the Successor Manager Requirements. A Person that satisfies the Successor Manager Requirements (or is deemed to satisfy such requirements) qualifies under the Management Agreement to become a Successor Manager, unless the Administrative Agent Designee materially breaches the terms of a Sprint Agreement while acting as Interim Manager or no longer meets the Successor Manager Requirements. The Administrative Agent Designee may continue to serve as Interim Manager after the initial six-month period at the Administrative Agent's discretion, so long as the Administrative Agent Designee continues to satisfy the Successor Manager Requirements and it does not materially breach the terms of the Sprint Agreements. If the Administrative Agent Designee materially breaches any Sprint Agreement while acting as Interim Manager, then Sprint PCS and the Administrative Agent have the rights set forth in Section 5; provided, that Sprint PCS may not allow Affiliates to act as Managers of the Sprint Agreements without the Administrative Agent's consent.

     SECTION 5. Event of Default Created by a Management Agreement Breach.

          (a) Affiliates Remain as Managers or Interim Manager Appointed. Upon an Event of Default created by a Management Agreement Breach (so long as at such time an Event of Default not created by a Management Agreement Breach as to which Administrative Agent has given Sprint PCS notice is not in existence), Sprint PCS may by prior written notice to Administrative Agent
     (i) allow the applicable Affiliate to continue to act as the Manager under the applicable Sprint Agreements if approved by the Administrative Agent,
     (ii) act as Interim Manager under the applicable Sprint Agreements (in the case of Sprint Spectrum) or appoint Sprint Spectrum as Interim Manager (in the case of SprintCom), or (iii) appoint a Sprint Spectrum Designee to act as Interim Manager under the applicable Sprint Agreements as provided in paragraph (b) below. If Sprint PCS initially allows the applicable Affiliate to continue to act as the Manager under the applicable Sprint Agreements, Sprint PCS may later remove such Affiliate as Manager and take the action described above in clauses (ii) and (iii). The Administrative Agent shall have no right to appoint an Interim Manager when an Event of Default is caused by a Management Agreement Breach (unless an Event of Default not created by a Management Agreement Breach is in existence), unless Sprint PCS elects not to act as Interim Manager or to appoint a Sprint Spectrum Designee.

          (b) Sprint Spectrum or Sprint Spectrum Designee as Interim Manager. If Sprint Spectrum acts as Interim Manager or designates a Sprint Spectrum Designee to act as Interim Manager under the applicable Sprint Agreements, the Interim Manager shall serve as Interim Manager for up to six months from the Commencement Date, at the discretion of Sprint Spectrum. The Administrative Agent shall accept Sprint Spectrum and any Sprint Spectrum Designee that is then acting as an Other Manager (other than Affiliate) to act as Interim Manager under the applicable Sprint Agreements. Any Sprint Spectrum Designee that is not then acting as an Other Manager must be acceptable to the Administrative Agent, which acceptance will not be unreasonably withheld.

          Upon the expiration of its initial six-month period as Interim Manager under the applicable Sprint Agreements, Sprint Spectrum or the Sprint Spectrum Designee will agree to serve as Interim Manager for the Extension Period until the Administrative Agent gives Sprint Spectrum or the Sprint Spectrum Designee at least 30 days' written notice of its desire to terminate the relationship. If Sprint Spectrum's or the Sprint Spectrum Designee's term as Interim Manager is extended, then the Administrative Agent agrees that Sprint Spectrum or the Sprint Spectrum Designee's right to be reimbursed by Affiliate promptly for all amounts previously expended by Sprint Spectrum or the Sprint Spectrum Designee under Section 11.6.3 of the Management Agreement (which expenditures were incurred in accordance with Section 9 of this

     Consent and Agreement) shall no longer be subordinated to the Obligations as provided in Section 9 of this Consent and Agreement, and Sprint Spectrum or the Sprint Spectrum Designee's right to be reimbursed by the applicable Affiliate for any expenses it incurs pursuant to its rights under Section
     11.6.3 of the Management Agreement as provided in the Management Agreement (which expenditures were incurred in accordance with Section 9 of this Consent and Agreement) shall not be subject to subordination to the Obligations as provided in Section 9 of this Consent and Agreement; provided, that Sprint Spectrum or the Sprint Spectrum Designee's right to be reimbursed for amounts expended under Section 11.6.3 of the Management Agreement in an aggregate amount that exceed the Reimbursement Limit shall remain subordinated to the Obligations as provided in Section 9 of this Consent and Agreement. Notwithstanding any other provision in this Section 5(b) to the contrary, Sprint Spectrum or the Sprint Spectrum Designee shall not be required to continue to serve as Interim Manager during the Extension Period at any time after 30 days following delivery by it to the Administrative Agent of written notice that it needs to expend amounts under Section 11.6.3 of the Management Agreement that Sprint Spectrum or the Sprint Spectrum Designee reasonably believes will not be reimbursed based on the projected Collected Revenues for the remainder of the Extension Period or paid by the Lenders. If it becomes necessary for Sprint Spectrum or the Sprint Spectrum Designee to expend an amount that it believes will not be reimbursed or that exceeds the Reimbursement Limit, Sprint Spectrum or the Sprint Spectrum Designee is not required to incur such expense.

          Within 20 days after the end of each calendar month that Sprint Spectrum or the Sprint Spectrum Designee serves as Interim Manager, commencing with the fourth such month and continuing through the termination of the Extension Period (whether by expiration, resignation or otherwise), Sprint Spectrum or the Sprint Spectrum Designee, as applicable, shall provide the Administrative Agent with a written report setting forth
     (i) all capital expenditures and other expenses Sprint Spectrum or the Sprint Spectrum Designee has incurred or that it believes needs to be incurred under Section 11.6.3 of the Management Agreement, (ii) a summary of the costs and anticipated benefits of each such material capital expenditure or material expense, and (iii) a statement of projected Collected Revenues through the end of the Extension Period. Sprint Spectrum or the Sprint Spectrum Designee, as applicable, shall indicate when any amounts contained in a monthly report are estimated (not actual) amounts.

          Upon the termination or expiration of the term of Sprint Spectrum or the Sprint Spectrum Designee as Interim Manager and with the consent of the Administrative Agent (which consent shall not be unreasonably withheld or delayed), Sprint Spectrum shall have the right to appoint a successor Interim Manager in accordance with Section 5(a).

          (c) Administrative Agent Designee as Interim Manager. Notwithstanding anything in paragraph (a) above to the contrary, if, after Acceleration (as defined in Section 6(a) of this Consent and Agreement) and within 30 days after Sprint PCS gives the Administrative Agent notice of a Management Agreement Breach, Sprint Spectrum does not agree to act as Interim Manager or does not obtain the consent of a Sprint Spectrum Designee to act as Interim Manager under the Sprint Agreements, or if Sprint Spectrum or the Sprint Spectrum Designee gives the Administrative Agent notice of its resignation as Interim Manager and Sprint Spectrum fails to appoint a successor in accordance with Section 5(b) within 30 days after such resignation, the Administrative Agent may appoint an Administrative Agent Designee to act as Interim Manager. Such Administrative Agent Designee must
     (i) agree to serve as Interim Manager for six months unless terminated earlier by Sprint PCS because of a material breach by the Administrative Agent of the terms of the Sprint Agreements or by the Administrative Agent in its discretion, (ii) meet the applicable Successor Manager Requirements, and (iii) agree to comply with the terms of the Sprint Agreements. In the case of a proposed Administrative Agent Designee, Sprint PCS shall provide to the Administrative Agent, within 10 Business Days after the request therefor, a detailed description of all information reasonably requested by Sprint PCS to enable Sprint PCS to determine if a proposed Administrative Agent Designee satisfies the Successor Manager Requirements. Sprint PCS agrees to inform Administrative Agent within 20 days after it receives such information respecting such proposed Administrative Agent Designee from the Administrative Agent whether such designee satisfies the Successor Manager Requirements. If Sprint PCS does not so inform the Administrative Agent within such 20-day period, then Sprint PCS shall be deemed to agree, for all purposes of this Consent and Agreement, that such proposed designee satisfies the Successor Manager Requirements. A Person that satisfies the Successor Manager Requirements qualifies under the Management Agreement to become a Successor Manager, unless the Administrative Agent Designee materially breaches the terms of a Sprint Agreement while acting as Interim Manager or no longer meets the Successor Manager Requirements. The Administrative Agent Designee may continue to serve as Interim Manager after the initial six-month period at the Administrative Agent's discretion, so long as the Administrative Agent Designee continues to satisfy the Successor Manager Requirements and it does not materially breach the terms of the Sprint Agreements. If the Administrative Agent Designee materially breaches any Sprint Agreement while acting as Interim Manager, then Sprint PCS and the Administrative Agent have the rights set forth in Section 5; provided, that Sprint PCS may not allow Affiliates to act as Manager of the Sprint Agreements without the Administrative Agent's consent.

     SECTION 6. Purchase and Sale of the Operating Assets. Upon the occurrence and during the continuation of an Event of Default, the following provisions shall govern the purchase and sale of the Operating Assets:

          (a) Acceleration of the Obligations Under the Loan Documents. In the event the Lenders accelerate the maturity of the Obligations under the Loan Documents (an "Acceleration" and, the date thereof, an "Acceleration Date"), the Administrative Agent shall give written notice thereof to Sprint PCS. Upon receipt of notice of Acceleration, Sprint PCS shall have the right, to which right Parent and each Affiliate, by acknowledging this Consent and Agreement, expressly agrees, to purchase the combined Operating Assets from Affiliates for an amount equal to the greater of (i) 72% of the Entire Business Value (as defined in the Management Agreement) of Affiliates, valued in accordance with the procedure set forth in Section
     11.7 of the Management Agreement (with the assumption that the deemed ownership of the Disaggregated License under Section 11.7.3 of the Management Agreement includes the transfer of the Sprint PCS customers as contemplated by Section 11.4 of the Management Agreement), and (ii) the aggregate amount of the Obligations. Sprint PCS shall, within 60 days of receipt of notice of Acceleration, give Parent, Affiliates and the Administrative Agent notice of its intent to exercise the purchase right. In the event Sprint PCS gives the Administrative Agent written notice of its intent to purchase the Operating Assets, the Administrative Agent agrees that it shall not enforce its Security Interests in the Collateral until the earlier to occur of (i) expiration of the period consisting of 120 days after the Acceleration Date (or such later date that shall be provided for in the purchase agreement and acceptable to the Administrative Agent in its discretion to close the purchase of the Operating Assets) or
     (ii) receipt by Administrative Agent, Parent and Affiliates from Sprint PCS of written notice that Sprint PCS has determined not to proceed with the closing of the purchase of the Operating Assets for any reason. If after the 120-day period after the Acceleration Date, Parent or any Affiliate receives any purchase offer for its Operating Assets or Pledged Equity that is confirmed in writing by Parent or such Affiliate to be acceptable to Parent or such Affiliate, Sprint PCS shall have the right subject to the consent of the Administrative Agent, to purchase such Operating Assets or Pledged Equity, as the case may be, on terms and conditions at least as favorable to Parent or such Affiliate as the terms and conditions proposed in such offer so long as within 14 Business Days after Sprint PCS's receipt of such other offer Sprint PCS offers to purchase such Operating Assets or Pledged Equity and so long as the conditions of Sprint PCS's offer and the amount of time it will take Sprint PCS to effect such purchase is acceptable to Parent, such Affiliate and Administrative Agent. Any such offer shall be confirmed in writing by the third party offeror. In the event Sprint PCS exercises its rights under this Section 6(a), (i) Parent, the Subsidiaries and Affiliates shall sell the Operating Assets or the Pledged Equity to Sprint PCS, (ii) the Administrative Agent and the Lenders shall consent to such purchase and sale, and (iii) Sprint PCS shall make all payments to be made under this Section 6(a) to Administrative Agent for its application against the Obligations. The purchase right of the Sprint Parties under this Section 6(a) shall be in substitution of the purchase rights of the Sprint Parties under Section 11.6.1 or any other provision of the Management Agreement. If Sprint PCS purchases the Operating Assets or the Pledged Equity of Affiliates as permitted under this Section 6(a), and the Obligations have been paid in full and the Amended and Restated Credit Agreement is terminated or assigned to a Sprint Party, the Administrative Agent and the Subsidiaries will release or assign their interests in the Collateral, the Loan Documents and the Guaranty Documents as described below in Section 6(d).

          (b) Sale of Operating Assets to Third Parties. If the Sprint Parties do not purchase the Operating Assets from Affiliates after an Acceleration as described above in Section 6(a), the Collateral may be sold as follows:

                (i) Sale to Successor Manager. The Collateral may be sold by the Administrative Agent (in its sole discretion) in the exercise of certain of its rights and remedies as a secured party under the Loan Documents or by Parent or any Affiliate, at the discretion of the Administrative Agent, to a person that satisfies the Successor Manager Requirements. Sprint PCS shall provide to the Administrative Agent, with a copy to Parent or such Affiliate, within 10 Business Days after the request therefor, a detailed description of all information reasonably requested by Sprint PCS to enable Sprint PCS to determine if a proposed buyer satisfies the Successor Manager

     Requirements. Sprint PCS agrees to inform the Administrative Agent and Parent or such Affiliate within 20 days after it receives such information respecting such proposed buyer from the Administrative Agent whether such designee satisfies the Successor Manager Requirements. If Sprint PCS does not so inform the Administrative Agent within such 20-day period, then Sprint PCS shall be deemed to agree, for all purposes of this Consent and Agreement, that such proposed designee satisfies the Successor Manager Requirements. If the proposed buyer satisfies the Successor Manager Requirements (or is deemed to satisfy such requirements) and wishes to become a "Successor Manager", the buyer must agree to be bound by the applicable Sprint Agreements; provided, that buyer shall have no responsibility or liability for any liability to any Person other than a Sprint Party and Related Party of Sprint PCS arising out of such Affiliate's operations prior to the date buyer becomes bound by the applicable Sprint Agreements. In such case the applicable Sprint Agreements shall remain in full force and effect with the buyer as Successor Manager and this Consent and Agreement shall remain in full force and effect for the benefit of the Successor Manager and any Person providing senior secured debt financing to such Successor Manager if required by such Person. Sprint PCS agrees, with respect to any past failure of such Affiliate to perform any obligation under the applicable Sprint Agreements, that the Successor Manager shall have the same amount of time to perform such obligation that such Affiliate had under the applicable Sprint Agreements, with the performance period commencing on the date on which the buyer becomes a Successor Manager. Sprint PCS shall permit the performance period set forth in the Management Agreement to be extended for such period of time that Sprint PCS believes is reasonable to allow Successor Manager to perform such unperformed obligations.

                (ii) Sale to Other than Successor Manager. The Collateral may be sold pursuant to the exercise by the Administrative Agent or the Lenders of their rights and remedies under the Loan Documents or by Parent or any Affiliate, at the discretion of the Administrative Agent (subject to requirements of applicable law) to a person that does not satisfy the Successor Manager Requirements or to a person that does not wish to become a Successor Manager, but only under the following conditions:

                        (A) the Sprint Parties may terminate the applicable Sprint Agreements with such buyer following the closing of such purchase (and the Administrative Agent and the buyer shall have no rights thereto or thereunder with respect to events occurring after the closing of such purchase);

                        (B) the buyer may purchase the applicable Disaggregated License (with the amount of Spectrum described below in Section 6(b)(iv) and with such Disaggregated License having the characteristics described in the definition thereof) for a price equal to the sum of (1) the original cost of the applicable License to Sprint PCS pro rated on a pops and spectrum basis, plus (2) the microwave relocation costs paid by Sprint PCS attributable to clearing the Spectrum in such Disaggregated License, plus (3) the amount of carrying costs to Sprint PCS attributable to such original cost and microwave relocation costs from June 23, 1999 to and including the date on which such Disaggregated License is transferred to the buyer, based on a rate of 12 percent per annum; and

                        (C) the purchase agreement with the buyer contains the requirements set forth in Section 6(c) of this Consent and Agreement.

                (iii) Confidentiality Agreement. Before any potential buyer is provided Confidential Information respecting the potential purchase of any of the Collateral (which buyer shall be entitled to receive), the potential buyer shall execute a confidentiality agreement in the form attached as Exhibit A with such changes thereto as may be reasonably requested by the parties to the agreement; provided, however, in the event the potential buyer does not satisfy the Successor Manager Requirements or has notified Parent, the applicable Affiliate, Sprint PCS or the Administrative Agent that it does not intend to be a Successor Manager, Confidential Information that constitutes or relates to any technical, marketing, financial, strategic or other information concerning any of the Sprint Parties and that does not pertain to the business of such Affiliate shall not be permitted to be provided to such potential buyer.

                (iv) Amount of Spectrum Sold. Sprint PCS will sell Spectrum as follows when required under Section 6(b)(ii)(B):

                        (A) If the buyer, an entity with respect to which such buyer directly or indirectly through one or more persons owns the total voting power or at least 50% of the total voting power or at least 50% of the total equity (a "controlled entity"), an entity that directly or indirectly through one or more persons has a parent entity that owns at least 50% of the voting power or at least 50% of the total equity of both the buyer and the common controlled entity (a "common controlled entity"), owns a license to provide wireless service to at least 50% of the pops in a BTA with respect to which such buyer proposes to purchase Spectrum (each a "Restricted Party" with respect to such BTA), the buyer may buy only 5 MHz of Spectrum for such BTA.

                        (B) If the buyer is not a Restricted Party for a BTA with respect to which such buyer proposes to purchase Spectrum, and either does not satisfy the Successor Manager Requirements (other than those set forth in Section 13(b) of this Consent and Agreement) or does not wish to be a Successor Manager, then the buyer may buy 5 MHz, 7.5 MHz or 10 MHz as the buyer determines in its sole discretion.

          (c) No Direct Solicitation of Customers. Upon the sale of Collateral or Disaggregated License in accordance with this Consent and Agreement pursuant to Section 6(b)(ii), then the Sprint Parties agree to transfer to the buyer thereof the customers with a MIN assigned to the Service Area covered by such Disaggregated License, but Sprint PCS shall retain the customers of a national account and any resellers who are then party to a resale agreement with Sprint PCS. Each Sprint Party agrees to take all actions reasonably requested by the buyer of such Collateral to fully transfer to such purchaser such customers. Each Sprint Party agrees that neither it nor any of its Related Parties will directly or indirectly solicit, for six months after the date of transfer, the customers with a MIN assigned to the Service Area covered by such Disaggregated License; provided, that Sprint PCS retains the customers of a national account and any resellers that have entered into a resale agreement with Sprint PCS, Sprint PCS may advertise nationally, regionally and locally, and engage direct marketing firms to solicit customers generally. If the buyer continues to operate the purchased assets as a wireless network in the same geographic area on a network that is technologically compatible with Sprint PCS's network, the buyer and Sprint PCS shall each agree to provide roaming services to the other (in the case of Sprint PCS, the roaming services shall be provided to those customers of buyer in the geographic area serviced by such Disaggregated License roaming nationally and, in the case of buyer, the roaming services shall be provided to those customers of Sprint PCS roaming in the geographic area covered by such Disaggregated License) pursuant to a roaming agreement to be entered into between buyer and Sprint PCS and to be mutually agreed upon so long as such agreement is based on Sprint PCS's then standard roaming agreement used by Sprint PCS in the industry and the price that each party shall pay the other party for roaming services provided to the first party shall be a price equal to the lesser of: (1) MFN Pricing provided by buyer to third parties roaming in the geographic area serviced by such Disaggregated License; and (2) the national average paid by Sprint PCS to third parties for Sprint PCS's customers to roam in such third parties' geographic areas (including Other Managers). Such obligations with respect to roaming shall continue until such roaming agreement is terminated pursuant to its terms. The buyer shall agree in writing that if it continues to operate the purchased assets as a wireless network in the same geographic area on a network that is technologically compatible with Sprint PCS's network, the buyer shall, to the extent required by law, provide resale to Sprint PCS in the geographic area covered by such Disaggregated License at the MFN Pricing that buyer charges third parties who purchase resale from buyer; provided, however, if buyer is not offering resale to any other customers then pricing of resale provided to Sprint PCS shall be as mutually agreed; and provided, further, however, whether or not buyer is required by law to offer such resale, buyer shall offer such resale (on the terms described in this sentence) to national customers of Sprint PCS.

          (d) Release and Assignment of Rights. If Sprint PCS purchases the Operating Assets or the Pledged Equity as permitted under Section 6(a) or
     Section 10, and the Obligations have been paid in full and the Amended and Restated Credit Agreement is terminated or assigned to a Sprint Party: (i) Parent and Subsidiaries will have no right to any amounts paid by Sprint PCS pursuant to such purchase (except to the extent such purchase is pursuant to Section 6(a) and the amount paid by Sprint PCS exceeds the amount of the Obligations and is not payable to other creditors of Parent or Subsidiaries); (ii) the Administrative Agent will, at the election of Sprint PCS, either release or assign to Sprint PCS, all Security Interests in the Collateral, and release or assign to Sprint PCS, all rights related to the Loan Documents and the Guaranty Documents and all payments under the Loan Documents and the Guaranty Documents; and (iii) the Subsidiaries will, at the election of Sprint PCS, release or assign to Sprint PCS, any and all rights they have against the Collateral or arising out of any payment to the Administrative Agent, Lucent or any Sprint Party with respect to the Loan Documents or the Guaranty Documents.

          Notwithstanding anything contained in Sections 6(a), 6(d), 10(a), 10(b) or 10(d), or any other provision in this Consent and Agreement, any purchase of Operating Assets, the Pledged Equity or the Obligations by Sprint PCS and any release or assignment of Security Interests in the Collateral rights related to the Loan Documents or the Guaranty Documents or payments under the Loan Documents or the Guaranty Documents, or any release or assignment of rights arising out of any payment to the Administrative Agent, Lucent or any Sprint Party with respect to the Loan Documents or the Guaranty Documents will be subject to Lucent's rights under the Lucent Guaranty and the Lucent Reimbursement Agreement, including, without limitation, Lucent's rights of subrogation contained therein.

     SECTION 7. No Limits on Remedies. Nothing contained in this Consent and Agreement shall limit any rights of the Administrative Agent or Lenders to cause an Acceleration. Except as expressly provided herein, nothing contained in this Consent and Agreement shall limit any rights or remedies that the Administrative Agent or the Lenders may have under the Loan Documents or applicable law. The Administrative Agent may not sell, lease, assign, convey or otherwise dispose of the Collateral other than as permitted under this Consent and Agreement.

     SECTION 8. Rights and Obligations of Interim Manager. An Interim Manager may collect a reasonable management fee for its services; provided, that if Sprint Spectrum or a Related Party of Sprint PCS acts as Interim Manager, such management fee shall not exceed the direct expenses relating to Sprint Spectrum or such Related Party employees for the actual time spent by such employees when performing the function of Interim Manager and Sprint Spectrum's or such Related Party's out-of-pocket expenses. Such direct expenses shall include such employees' salaries and benefits, and the out-of-pocket and accrued expenses allocated to such employees. If Sprint Spectrum is the Interim Manager, the management fee will be paid out of the 92% Management Fee that Sprint PCS pays under the Management Agreement, and will be in addition to the fees it receives under the Services Agreement. Sprint PCS shall collect such management fee by setoff against the fees and any other amounts payable to the applicable Affiliate under the Sprint Agreements. The Interim Manager will be required to operate the applicable Service Area Network in accordance with the terms of the applicable Sprint Agreements and will be subject to all of the requirements and obligations of such agreements, but will not be required to assume the existing liabilities of the applicable Affiliate.

     SECTION 9. Rights to Cure. Neither the provisions of this Consent and Agreement nor any action of either Administrative Agent or Sprint PCS shall require either Administrative Agent, any Lender or Sprint PCS to cure any default of any Affiliate under the Sprint Agreements or to perform under the Sprint Agreements, but shall only give it the option to do so except to the extent otherwise required by this Consent and Agreement. Sprint PCS may exercise its rights under Section 11.6.3 of the Management Agreement upon an Event of Termination, whether such situation arises while any Affiliate, Sprint Spectrum, an Administrative Agent Designee or a Sprint Spectrum Designee is acting as Interim Manager and notwithstanding any other provision of this Consent and Agreement; provided, that the right to reimbursement for any expenses incurred in connection with such cure shall be unsecured and until such time as the Obligations have been paid in full in cash and all commitments to advance credit under the Amended and Restated Credit Agreement have terminated or expired, the Person or Persons entitled thereto shall not receive such reimbursement, except as specifically provided in Section 4(b) or Section 5(b) of this Consent and Agreement. Sprint PCS shall not be permitted to deduct or setoff from its payments to any Affiliate any such amounts it is not entitled to receive under this Section 9 and shall not take any action of any type to attempt to collect such reimbursement and the failure to be so reimbursed shall not constitute a Management Agreement Breach. In the event that Sprint PCS receives any payments or distributions that it is not entitled to receive under this Section 9, such payments shall be held in trust for, and promptly turned over to, the parties entitled thereto. If Sprint PCS has designated a third party to take action under Section 11.6.3 of the Management Agreement, before taking any such action such third party shall enter into an agreement with Administrative Agent providing that such third party agrees to the provisions of this Section 9 as if it were a party hereto. Until such time as the Obligations have been paid in full in cash and all commitments to advance credit under the Amended and Restated Credit Agreement have terminated or expired, Sprint PCS shall not be entitled to exercise any other remedies under the Sprint Agreements, including, without limitation, the remedy of terminating the Sprint Agreements (except to the extent permitted under Sections 6(b)(ii)(A) and 12 of this Consent and Agreement) or the remedy of withholding any payment set forth in Section 10 of the Management Agreement (subject to Sprint PCS's rights of setoff or recoupment with respect to such payments as permitted under Sections 2, 4(b) and 5(b) of this Consent and Agreement). Until such time as the Obligations have been paid in full in cash and all commitments to advance credit under the Amended and Restated Credit Agreement have terminated or expired, notwithstanding anything to the contrary contained in Section 2.3 of the Management Agreement, in no event shall any Person other than Affiliates or a Successor Manager be a manager or operator for Sprint PCS with respect to the Service Areas and neither Sprint PCS nor any of its Related Parties shall own, operate, build or manage another wireless mobility communications network in the Service Areas, except to the extent provided in Sections 2.3(a), (b), (c) or (d) of the Management Agreement and except to the extent that the Sprint Agreements are terminated in accordance with Section 6(b)(ii)(A) of this Consent and Agreement. The Administrative Agent acknowledges and agrees that Sprint PCS shall also have the right to cure an Event of Default or to assist Parent or Affiliates in curing an Event of Default but only to the extent Parent or Affiliates have the right to so cure under the Loan Documents, as applicable (it being understood that the act of Sprint PCS curing an Event of Default shall not constitute an independent Event of Default unless the act itself would otherwise constitute a Default (e.g. a sale of assets not otherwise permitted by the Loan Documents)), including but not limited to Sprint PCS's providing Parent or Affiliates the funds necessary to operate or meet certain financial covenants in the Loan Documents. The Administrative Agent shall have the right to cure any Management Agreement Breach.

     SECTION 10. Sprint PCS's Right to Purchase Obligations, Operating Assets or Pledged Equity.

          (a) Following the Acceleration Date or, if earlier, the 180-day anniversary of a Management Agreement Breach that any Affiliate fails to cure (the "180-day Anniversary"), and until the 60-day anniversary of the filing of a bankruptcy petition by or with respect to Parent or any Affiliate, Sprint PCS shall have the right to purchase the Obligations under, and as defined in, the Amended and Restated Credit Agreement, by repaying the Obligations in full in cash. In the event that Sprint PCS purchases the Obligations within 60 days immediately following the earliest of (i) the Acceleration Date, (ii) the 180-day Anniversary, and (iii) the date of the filing of a bankruptcy petition by or with respect to Parent or any Affiliate, Sprint PCS may in lieu of purchasing the total amount of the Obligations, purchase all Obligations other than the accrued interest with respect thereto for a purchase price equal to the amount of the Obligations other than such accrued interest and any fees and expenses that are unreasonable, in which case, such accrued interest and unreasonable fees and expenses shall remain due and owing by Parent or Affiliates to the Lenders.

          (b) In the event that the Administrative Agent acquires the Operating Assets or the Pledged Equity, Sprint PCS shall have the right to purchase the Operating Assets or the Pledged Equity from the Administrative Agent during the limited period of time provided in and otherwise in accordance with this Section 10(b) by paying to the Administrative Agent in cash an amount equal to the sum of the aggregate amount paid (by credit against the Obligations or otherwise) by the Administrative Agent or the Lenders for the Operating Assets or Pledged Equity, as the case may be, plus the aggregate amount of any remaining unpaid Obligations. Administrative Agent shall give Sprint PCS notice of any acquisition of the Operating Assets or the Pledged Equity by the Administrative Agent promptly following the date of final consummation of such acquisition (the "Acquisition Notice"). Sprint PCS shall, within 60 days of receipt of a valid Acquisition Notice, give the Administrative Agent (and the applicable Affiliate, in the case of a purchase of the Pledged Equity) notice of its intent to exercise its purchase right under this Section 10(b). In the event Sprint PCS gives the Administrative Agent written notice of its intent to purchase the Operating Assets or the Pledged Equity, the Administrative Agent agrees that it shall provide Sprint PCS the right to purchase the Operating Assets or Pledged Equity, as the case may be, until the earlier to occur of (i) expiration of the period consisting of 120 days after Sprint PCS' receipt of a valid Acquisition Notice (or such later date that shall be provided for in the purchase agreement and acceptable to the Administrative Agent in its sole discretion to close the purchase of the Operating Assets or Pledged Equity) or (ii) receipt by Administrative Agent from Sprint PCS of written notice that Sprint PCS has determined not to proceed with the closing of the purchase of the Operating Assets or the Pledged Equity. If Sprint PCS at any time purchases the Operating Assets or the Pledged Equity as permitted under this Section 10, the Administrative Agent and the Subsidiaries will release or assign their interests in the Collateral, the Loan Documents and the Guaranty Documents as described in Section 6(d). Notwithstanding the foregoing, in the event that a bankruptcy petition is filed by or with respect to any Affiliate, Sprint PCS shall again have the right to purchase the Operating Assets or the Pledged Equity from the Administrative Agent by repaying the Obligations in full in cash, by giving the Administrative Agent notice of its intent to exercise such purchase right no later than 60 days following the date of filing of such bankruptcy petition.

          (c) If at any time during the period described in Section 10(a) or 10(b) above or thereafter the Administrative Agent receives any purchase offer for the Operating Assets, the Pledged Equity or the Obligations, as applicable, that is acceptable to the Administrative Agent, the Administrative Agent shall exercise reasonable efforts to obtain the consent of the offeror to deliver a copy of such offer to Sprint PCS and Sprint PCS shall have the right to purchase the Operating Assets, the Pledged Equity or the Obligations, as applicable, on terms and conditions at least as favorable to the Administrative Agent as the terms and conditions proposed in such offer so long as within 14 Business Days after Sprint PCS's receipt of such other offer Sprint PCS offers to purchase the Operating Assets, the Pledged Equity or the Obligations, as applicable, and so long as the conditions of Sprint PCS's offer and the amount of time it will take

     Sprint PCS to effect such purchase is acceptable to the Administrative Agent and the Lenders.

          (d) If Sprint PCS at any time purchases the entirety of the Obligations as provided in this Section 10, the Administrative Agent shall assign and transfer or cause the Lenders to assign and transfer to Sprint PCS all rights and interests in, to and under all of the Loan Documents, including but not limited to all security interests, liens, financing statements, guaranties and other credit enhancements related to such Loan Documents, and all rights and claims thereunder (collectively referred to as the "Loan Document Rights"). If Sprint PCS purchases less than all the Obligations (as permitted in the second sentence of Section 10(a) above), then the Administrative Agent shall assign and transfer or cause the Lenders to assign and transfer to Sprint PCS all Loan Document Rights, except that the Administrative Agent shall retain the unsecured right to collect the amount of the Obligations not purchased by Sprint PCS. If Sprint PCS at any time purchases the entirety or less than all of the Obligations, the Subsidiaries will release any and all rights they have against the Collateral or arising out of any payment to the Administrative Agent, Lucent or any Sprint Party with respect to the Loan Documents or their Guaranty Document.

     SECTION 11. Foreclosure. Upon the Administrative Agent or any Lender or any other Person that meets the Successor Manager Requirements acquiring Operating Assets and the related Sprint Agreements, then such Person shall be entitled to exercise any and all rights of the applicable Affiliate under the applicable Sprint Agreements in accordance with the terms of the applicable Sprint Agreements and each Sprint Party will thereupon comply in all respects with such exercise by such Person and perform its obligations under the applicable Sprint Agreements and this Consent and Agreement for the benefit of such Person. Each Sprint Party agrees that the Administrative Agent or any Lender may (but shall not be obligated to), subject to and in accordance with the terms of this Consent and Agreement, assign its rights and interests acquired in the Operating Assets and the Sprint Agreements to any buyer or transferee thereof and, in the event the buyer wishes to become a party to the related Sprint Agreements and such buyer satisfies the Successor Manager Requirements, such buyer shall be bound by the applicable Sprint Agreements; provided, that buyer shall have no responsibility or liability to any Person other than a Sprint Party and a Related Party of a Sprint Party arising out of the applicable Affiliate's operations prior to the date buyer becomes bound by the applicable Sprint Agreements. In such case the applicable Sprint Agreements shall remain in full force and effect with the buyer as Successor Manager and this Consent and Agreement shall remain in full force and effect for the benefit of the Successor Manager and any Person providing senior secured debt financing to such Successor Manager if required by such Person. Sprint PCS agrees, with respect to any past failure of the applicable Affiliate to perform any obligation under the Sprint Agreements, that the Successor Manager shall have the same amount of time to perform such obligation that the applicable Affiliate had under the Sprint Agreements, with the performance period commencing on the date on which the buyer becomes a Successor Manager. Sprint PCS shall permit the performance period set forth in the Management Agreement to be extended for such period of time that Sprint PCS believes is reasonable to allow Successor Manager to perform such unperformed obligations.

     SECTION 12. Trademarks and Service Marks. In the event the Administrative Agent forecloses on its security interest in the License Agreements and transfers the License Agreements to a Person who does not meet the Successor Manager Requirements, then Sprint PCS shall have the right to terminate the License Agreements and cause the Administrative Agent to release its security interest in the License Agreements immediately prior to such transfer.

     SECTION 13. Interim Manager and Successor Manager Requirements. To qualify as an Interim Manager or a Successor Manager, the Person must satisfy each of the following "Successor Manager Requirements," as applicable:

          (a) The Person must not during the three-year period immediately preceding the date of determination have materially breached any material agreement with Sprint Spectrum or its Related Parties that resulted in the exercise of a termination right or in the initiation of judicial or arbitration proceedings;

          (b) The Person must not be one of the Persons identified on Schedule 13 (a "Schedule 13 Person"); provided, that no Other Manager under any Sprint PCS Management Agreement may be identified on Schedule 13;

          (c) In the case of a Successor Manager, the Person must meet a reasonable Person's credit criteria (taking into consideration the circumstances), it being understood that such criteria is satisfied if the financial projections contained in the business plan such Person submits to Sprint PCS shows the ability to service its indebtedness and meet the build-out requirements contained in the Build-out Plan; and

          (d) The Person must agree to be bound by the terms of the applicable Sprint Agreements as if an original party thereto; provided, in the case of an Interim Manager, the Person must also execute a separate confidentiality agreement in the form attached as Exhibit A with such changes thereto as may be reasonably requested by the parties to the agreement, but the Person is not required to assume the existing liabilities of the applicable Affiliate.

     Except as provided in Schedule 13, the Administrative Agent, each Lender and each of their wholly-owned subsidiaries or entities who wholly-own such entities shall be deemed to satisfy Sections 13(a), (b) and (c) of the preceding "Successor Management Requirements".

     SECTION 14. Management Agreement. Sprint PCS agrees that it will not exercise its right under the Management Agreement to purchase the Operating Assets or to sell the Disaggregated License to any Affiliate if before, or after giving effect to such exercise, there would exist a Default or Event of Default under the Amended and Restated Credit Agreement, unless Sprint PCS pays the aggregate amount of the Obligations as a condition of the exercise of such right and the Amended and Restated Credit Agreement shall have been terminated in connection with such payment. Sprint PCS agrees that until the Obligations have been paid in full in cash and all commitments to advance credit under the Amended and Restated Credit Agreement have terminated or expired, a failure to pay any amount by any Related Party of any Affiliate under any agreement with Sprint PCS or any of its Related Parties (other than the

Management Agreements, the Services Agreements or the License Agreements) shall not constitute a Management Agreement Breach for any purpose. Subject to regulatory approval in connection with any such sale, Sprint PCS agrees that it shall always maintain the ability to sell the Disaggregated License in accordance with this Consent and Agreement. Sprint PCS shall own at least 10 MHz of Spectrum in each Service Area until the first to occur of the following events: (i) the Obligations have been paid in full in cash and all commitments to advance credit under the Amended and Restated Credit Agreement have terminated or expired, (ii) the sale by Sprint PCS of the Spectrum for such Service Area pursuant to this Consent and Agreement shall be effected, (iii) the sale of the Operating Assets for such Service Area pursuant to this Consent and Agreement, and (iv) the termination of the Management Agreement for such Service Area. Sprint PCS acknowledges that the financing provided pursuant to the Loan Documents, the senior subordinated discount notes issued under that certain Indenture between Parent and The Depository Trust Company, as trustee thereunder, pursuant to the terms and conditions set forth in the Offering Memorandum of Parent delivered to potential buyers of such notes, and the private placement of preferred stock of Parent to The 1818 Fund III, L.P. contemplated by Parent, comply with Section 1.7 of the Management Agreements, as amended from time to time by each Affiliate ("Section 1.7"), and that Section
11.3.6 of such Management Agreements shall no longer be applicable with respect to such financings, so long as the amounts and deadlines set forth in Section
1.7 are satisfied. Notwithstanding anything to the contrary contained in Section
12.2 of the Management Agreement, the Administrative Agent, the Lenders, and any Successor Manager or buyer of the Operating Assets or Disaggregated License shall be permitted to disclose Confidential Information (as defined in the Management Agreement) (i) to the extent required by law, rule or regulation,
(ii) to any regulator or any regulatory body regulating such entity, (iii) to any rating agency in connection with requirements applicable to such Person and
(iv) to the lawyers and accountants for any such Persons.

     SECTION 15. Administrative Agent and Eligible Assignees.

          (a) The Administrative Agent and each Lender must be an Eligible Assignee. "Eligible Assignee" shall mean and include a commercial bank, financial institution, other "accredited investor" (as defined in Regulation D of the Securities Act) other than individuals, or a "qualified institutional buyer" as defined in rule 144A of the Securities Act; provided, that prior to the 61st day after the filing of a bankruptcy petition by or with respect to Affiliate in no event may any Person that is engaged in or that controls, is controlled by or is under common control with any Person engaged in, the telecommunications service business in the United States (other than Sprint Corporation and its subsidiaries), be an Eligible Assignee, it being understood that no small business investment corporation that is ultimately owned by an Eligible Assignee that is subject to Regulation Y shall be deemed to be controlled by or under common control with such Eligible Assignee; and provided further, that after the filing of such bankruptcy petition in no event may a Schedule 13 Person be an Eligible Assignee.

          (b) If (i) the Administrative Agent or any Lender becomes a Schedule 13 Person and (ii) a new Administrative Agent or Lender (as applicable) commits to purchase all interests of such Administrative Agent or Lender in the Obligations and the Loan Documents and assume all commitments and obligations of such Administrative Agent or Lender under the Loan Documents, in each case within such three months as described in clause (A) below, for the aggregate amount of the unpaid Obligations of such Administrative Agent or Lender, then such Administrative Agent or Lender shall (A) assuming such purchaser does not breach its commitment to so purchase, divest itself of all interests in the Obligations and the Loan Documents within three (3) months after such Administrative Agent or Lender becomes a Schedule 13 Person by selling such interests in consideration of the payment of such aggregate amount and the assumption of such commitments and obligations, and (B) promptly upon the consummation of such sale, no longer be given or be entitled to receive any Confidential Information. In no event shall the Administrative Agent or any Lender be obligated or responsible to find or obtain a purchaser to purchase any Obligations or Loan Documents or to assume any commitments or obligations.

     SECTION 16. Sprint Party Representations. Each Sprint Party represents and warrants to the Administrative Agent, as of the "Second Closing Date" (as defined in the Amended and Restated Credit Agreement) (a) its execution, delivery and performance of this Consent and Agreement has been duly authorized by all necessary corporate and partnership action, and does not and will not require any further consents or approvals that have not been obtained, or violate any provision of any law, regulation, order, judgment, injunction or similar matters or materially breach any agreement presently in effect with respect to or binding on it; provided, that the transfer of Spectrum as contemplated under this Consent and Agreement will require regulatory approval (which each Sprint Party agrees to use its commercially reasonable efforts to obtain); (b) this Consent and Agreement is a legal, valid and binding obligation of such Person enforceable against it in accordance with its terms, except that
(i) such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws affecting the enforcement of creditors' rights generally, and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be limited by equitable defenses and by the discretion of the court before which any proceeding may be brought; (c) the Sprint Agreements are in full force and effect and have not been amended, supplemented or modified; (d) as of the date of execution hereof, to the knowledge of the Sprint Parties, no Event of Termination has occurred and is continuing (without regard to any requirement of the delivery of written notice necessary to the occurrence of an Event of Termination under Section 11.3 of the Management Agreement); provided, that Sprint PCS has delivered to Affiliates and the Administrative Agent a document titled "Management Agreement Non-Compliance Summary," which describes events that, if not cured, will become Events of Termination; (e) on the date the Management Agreement was executed Sprint PCS owned, and on the date hereof Sprint PCS owns, 10 MHz or more of Spectrum in the Service Areas; and (f) the only existing agreements or arrangements between any Affiliate, on the one hand, and Sprint Corporation or any of its subsidiaries, on the other hand, are the Management Agreement, the Services Agreements and the License Agreements.

     SECTION 17. Administrative Agent Representations. The Administrative Agent represents and warrants to Sprint PCS, as of the Closing Date (a) its execution, delivery and performance of this Consent and Agreement has been duly authorized by all necessary corporate action, and does not and will not require any further consents or approvals that have not been obtained, or violate any provision of any law, regulation, order, judgment, injunction or similar matters or materially breach any agreement presently in effect with respect to or binding on it; (b) this Consent and Agreement is a legal, valid and binding obligation of the Administrative

Agent enforceable against it in accordance with its terms, except that (i) such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws affecting the enforcement of creditors' rights generally, and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be limited by equitable defenses and by the discretion of the court before which any proceeding may be brought; (c) at the time of the execution hereof, the only Lenders are CoBank, ACB, The Bank of New York, First Union National Bank, City National Bank (LSA), AllFirst Bank, The CIT Group/Equipment Financing, Inc., Coast Business Credit, a division of Southern Pacific Bank, Whitney National Bank and General Electric Capital Corporation; and (d) as of the date of execution hereof, to the knowledge of the Administrative Agent, no Event of Default has occurred and is continuing; and (e) the Guaranties have been received from the parties to such agreements.

     SECTION 18. Successors and Assigns. This Consent and Agreement shall be binding upon the successors and assigns of the parties hereto and shall inure, together with the rights and remedies of the parties hereunder, to the benefit of their respective successors and assigns. In the event the Sprint PCS Network is sold in accordance with the Management Agreement, the buyer thereof will assume the obligations of the Sprint Parties hereunder and under all the other Sprint Agreements other than the Sprint Trademark and Service Mark License Agreements; provided, however, the buyer of the Sprint PCS Network shall enter into agreements with Affiliates on substantially the same terms as the Sprint Trademark and Service Mark License Agreements with respect to such buyers' trademarks, service marks, brands, etc. In the event a Successor Manager becomes a party to the Sprint Agreements as provided in this Consent and Agreement, this Consent and Agreement shall remain in full force and effect for the benefit of the Successor Manager and any Person providing senior secured debt financing to such Successor Manager if required by such Person.

     SECTION 19. Amendment. Neither this Consent and Agreement nor any provision herein may be waived except pursuant to an agreement or agreements in writing entered into by Sprint PCS, the Administrative Agent, Parent and Affiliates, and neither this Consent and Agreement nor any provision herein may be amended or modified except pursuant to an agreement or agreements in writing entered into by Sprint PCS, the Administrative Agent, Parent and Affiliates. The Administrative Agent and each Lender (and its successors and assigns) shall be bound by any modification or amendment authorized by this Section 19. No amendment or waiver or effective amendment or waiver entered into in violation of this Section 19 shall be valid; provided, however, that no consent of Parent or Affiliates shall be necessary for any amendment or modification to this Consent and Agreement made pursuant to and in accordance with Section 24 hereof.

     SECTION 20. APPLICABLE LAW. THIS CONSENT AND AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF COLORADO.

     SECTION 21. Notices. Notices and other communications provided for in this Consent and Agreement shall be in writing and shall be delivered by hand or overnight courier service, mailed or sent by telecopy, as follows:

          (a)  if to Sprint PCS, to it at:

               Sprint Spectrum PCS
               6160 Sprint Parkway, Building 9
               Overland Park, Kansas 66251

               Telephone No.: (913) 762-7100
               Telecopier No.: (913) 762-7102
               Attention: President, Sprint PCS

               with a copy to:

               Sprint PCS
               6160 Sprint Parkway, Building 9
               Overland Park, Kansas 66251

               Telephone No.: (913) 762-7400
               Telecopier No.: (913) 762-0920
               Attention: General Counsel, Sprint PCS

          (b)  if to the Administrative Agent, to it at:

               CoBank, ACB, as Administrative Agent
               200 Galleria Parkway, Suite 1900
               Atlanta, Georgia 30339
               Attention: Communications and Energy Banking Group

               Telephone No.: (770) 618-3200
               Telecopier No.: (816) 618-3202

               with a copy to:

               CoBank, ACB, as Administrative Agent
               5500 South Quebec Street
               Greenwood Village, Colorado 80111
               Attention: Communications and Energy Banking Group

               Telephone No.: (800) 542-8072
               Telecopier No.: (303) 740-6496

          (c)  if to Louisiana Unwired, to it at:

               Louisiana Unwired, LLC
               c/o US Unwired Inc.
               901 Lakeshore Drive
               Lake Charles, Louisiana 70601

               Telephone No.: (337) 436-9000
               Telecopier No.: (337) 310-3250
               Attention: Finance Department

               with a copy to:

               Legal Department - US Unwired
               901 Lakeshore Drive
               Lake Charles, Louisiana 70601

               Telephone No.: (337) 436-9000
               Telecopier No.: (337) 310-3479

          (d)  if to Texas Unwired, to it at:

               Texas Unwired
               c/o US Unwired Inc.
               901 Lakeshore Drive
               Lake Charles, Louisiana 70601

               Telephone No.: (337) 436-9000
               Telecopier No.: (337) 310-3250
               Attention: Finance Department

               with a copy to:

               Legal Department - US Unwired
               901 Lakeshore Drive
               Lake Charles, Louisiana 70601

               Telephone No.: (337) 436-9000
               Telecopier No.: (337) 310-3479

          (e)  if to Georgia PCS, to it at:

               Georgia PCS
               c/o US Unwired Inc.
               901 Lakeshore Drive
               Lake Charles, Louisiana 70601

               Telephone  No.: (337) 436-9000
               Telecopier  No.: (337) 310-3250
               Attention: Finance Department

               with a copy to:

               Legal Department - US Unwired
               901 Lakeshore Drive
               Lake Charles, Louisiana 70601

               Telephone No.: (337) 436-9000
               Telecopier No.: (337) 310-3479

All notices and other communications given to any party hereto in accordance with the provisions of this Consent and Agreement shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or sent by telecopy, or on the date five (5) business days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 21 or in accordance with the latest unrevoked direction from such party given in accordance with this Section 21.

     SECTION 22. Counterparts. This Consent and Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.

     SECTION 23. Severability. Any provision of this Consent and Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provision with valid provisions the economic effect of which is as close as possible to that of the invalid, illegal or unenforceable provision.

     SECTION 24. Amendments to Form Consent and Agreement. If Sprint PCS modifies or amends the form of Consent and Agreement it enters into with another lender where the pops in the Service Area of the Other Manager exceed 5 million, then Sprint PCS agrees to give the Administrative Agent written notice of such modifications and amendments and, at the request of Administrative Agent, to amend this Consent and Agreement in the same manner; provided, that: (a) Sprint PCS will not modify this Consent and Agreement to incorporate changes made for the benefit of a lender because of circumstances related to a particular Other Manager, subject to the limitations set forth below; (b) the Administrative Agent must agree to make all (or none) of the changes made for the other lender and the Other Manager, unless Sprint PCS agrees to allow the Administrative Agent to make only some of the changes; and (c) Sprint PCS is only required to make changes to this Consent and Agreement based on changes made to the form of Consent and Agreement executed in connection with loans to Other Managers that are syndicated or intended to be syndicated (i.e., loans sold or participated, or intended to be sold or participated, in whole or in part to at least three financial institutions or investment funds).

     For purposes of subsection (a) in the preceding paragraph, Sprint PCS will not deem the following changes to be made because of circumstances related to a particular Other Manager: (i) any form of recourse to Sprint PCS or other similar form of credit enhancement; (ii) any change in Sprint PCS's right to purchase Operating Assets, the Pledged Equity or Obligations; (iii) any change in an affiliate's, administrative agent's or lenders' right to sell the collateral or purchase the Disaggregated License (including, without limitation, any rights of first refusal and the purchase price of the Disaggregated License); (iv) any change in the ownership status, terms of usage or amount of Disaggregated License utilized by an affiliate; (v) any material change in the flow of revenues between Sprint Spectrum and an affiliate excluding changes related to the pricing of direct or indirect fees, but including any subordination of direct or indirect fees or other amounts or costs due under the Sprint Agreements or hereunder to Sprint PCS; (vi) any change to obligations required to be assumed by, or qualifications for, any Interim or Successor Manager, including changes in the time period or terms under which Sprint PCS agrees to remain as Interim Manager; (vii) any changes in confidentiality, non-compete or Eligible Assignee language, including changes to Schedule 13;
(viii) any clarifications of FCC compliance issues; (ix) the issuance of legal opinions; (x) any change in the circumstances under, or procedures by which, an Interim Manager or Successor Manager is appointed; or (xi) any change to this
Section 24.

     SECTION 25. Termination. Except as otherwise provided herein, this Consent and Agreement shall terminate and be of no further force and effect upon the first to occur of the following: (a) the Obligations are paid in full and the Amended and Restated Credit Agreement is terminated or assigned to a Sprint Party; and (b) the Sprint Agreements terminate.

            [The remainder of this page is intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Consent and Agreement to be executed by their respective authorized officers as of the date and year first above written.

                           SPRINT SPECTRUM L.P.


                           By:/s/ Thomas E. Mateer
                              --------------------------------------------------
                              Thomas E. Mateer,
                              Vice President - Affiliate/Private Label Services


                           SPRINTCOM, INC.


                           By:/s/ Thomas E. Mateer
                              --------------------------------------------------
                              Thomas E. Mateer,
                              Affiliate/Private Label Services


                           WIRELESSCO, L.P.


                           By:/s/ Thomas E. Mateer
                              --------------------------------------------------
                              Thomas E. Mateer,
                              Affiliate/Private Label Services


                           SPRINT COMMUNICATIONS COMPANY, L.P.


                           By:/s/ Ed Mattix
                              --------------------------------------------------
                              Ed Mattix,
                              Senior Vice President-Public Relations and
                                Brand Management


                           COBANK, ACB,
                           for itself and as Administrative Agent

                           By:    /s/ Rick Freeman
                                  ----------------------------------------------
                           Name:  Rick Freeman
                           Title: Vice President

               Acknowledgment, Consent and Agreement of Affiliates

     Each of the undersigned Affiliates (i) has reviewed this Consent and Agreement, (ii) acknowledges, consents and agrees to the terms and provisions of this Consent and Agreement, and (iii) agrees to be bound by the terms and provisions of this Consent and Agreement, including, without limitation, such terms and provisions that affect either Affiliate, and any of such Affiliate's assets or its rights under the Management Agreement. Without limiting the generality of the foregoing: (i) each Affiliate acknowledges and agrees that the right to appoint an Interim Manager is intended to allow the right and ability to preserve and/or protect the Collateral or its value and the Service Area Network or its value and (ii) each Affiliate acknowledges and agrees that in the event of the sale of the Collateral by the Administrative Agent, the value of the Collateral may be dependent on the right of the Person purchasing the Collateral to assume or be a party to the Sprint Agreements and acknowledges that any sale of the Collateral in accordance with Sections 6 and 10 hereof, the other provisions of this Consent and Agreement and, to the extent not inconsistent with this Consent and Agreement, the Loan Documents is agreed to be a commercially reasonable disposition of the Collateral by Administrative Agent.

     Each Affiliate agrees that notwithstanding the permitted uses of the proceeds of the Credit Facility, it will not use the proceeds from the Credit Facility or any other loan extension of credit or other obligation to which this Consent and Agreement relates, for any purpose other than to: (a) construct and operate the Service Area Network within each of the Affiliates' Service Areas (as may be amended from time to time) as contemplated under the Management Agreement, and (b) to repay Georgia PCS's loans presently outstanding to Rural Telephone Finance Cooperative.

                           LOUISIANA UNWIRED, LLC


                           By:    /s/Robert W. Piper
                                  ----------------------------------------------
                           Name:  Robert W. Piper
                           Title: Manager


                           TEXAS UNWIRED


                           By:    /s/Robert W. Piper
                                  ----------------------------------------------
                           Name:  Robert W. Piper
                           Title: Manager

                           GEORGIA PCS MANAGEMENT, L.L.C.


                           By:    /s/Robert W. Piper
                                  ----------------------------------------------
                           Name:  Robert W. Piper
                           Title: Manager



                           GEORGIA PCS LEASING, LLC


                           By:    /s/Robert W. Piper
                                  ----------------------------------------------
                           Name:  Robert W. Piper
                           Title: Manager

        Acknowledgment, Consent and Agreement of Parent and Subsidiaries

     Each of the undersigned (i) has reviewed this Consent and Agreement, (ii) acknowledges, consents and agrees to the terms and provisions of this Consent and Agreement, particularly as they modify the price (as set forth in the Management Agreements) pursuant to which Sprint PCS may purchase the Operating Assets under Sections 6 and 10 hereof, and (iii) agrees to be bound by the terms and provisions of this Consent and Agreement and to take such action as is necessary to cause each Affiliate and its Related Parties to comply with the terms and provisions of this Consent and Agreement. Without limiting the generality of the foregoing, each of the undersigned: (i) acknowledges and agrees that the right to appoint an Interim Manager is intended to allow the right and ability to preserve and/or protect the Collateral or its value and the Service Area Network or its value and (ii) acknowledges and agrees that in the event of the sale of the Collateral by the Administrative Agent, the value of the Collateral may be dependent on the right of the Person purchasing the Collateral to assume or be a party to the Sprint Agreements and acknowledges that any sale of the Collateral in accordance with Sections 6 and 10 hereof, the other provisions of this Consent and Agreement and, to the extent not inconsistent with this Consent and Agreement, the Loan Documents is agreed to be a commercially reasonable disposition of the Collateral by Administrative Agent.

     Parent and each of the Subsidiaries agrees that notwithstanding the permitted uses of the proceeds of the Credit Facility, it will not use the proceeds from the Credit Facility or any other loan extension of credit or other obligation to which this Consent and Agreement relates, for any purpose other than to: (a) construct and operate the Service Area Network within each of the Affiliates' Service Areas (as may be amended from time to time) as contemplated under the Management Agreement, and (b) to repay Georgia PCS's loans presently outstanding to Rural Telephone Finance Cooperative.

                           US UNWIRED, INC.

                           By:    /s/Robert Piper
                                  ----------------------------------------------
                           Name:  Robert Piper
                           Title: President


                           UNWIRED TELECOM CORP.


                           By:    /s/Robert Piper
                                  ----------------------------------------------
                           Name:  Robert Piper
                           Title: President

                                    Exhibit A

                            CONFIDENTIALITY AGREEMENT

THIS CONFIDENTIALITY AGREEMENT ("Agreement") is entered into as of __________________, 200_____, by and between Sprint Spectrum L.P. ("Sprint Spectrum"), a Delaware limited partnership, whose address is 4900 Main Street, 12th Floor, Kansas City, Missouri 64112, ___________________ ("Manager"),
a ____________________________________________________, whose address is
_________________________________________________, ("Lender"), a
__________________________ whose address is ____________________________________
and _____________________________________ ("Potential Buyer"), a
_________________________________________________, whose address is
__________________________________________________, to assure the protection and preservation of the confidential and/or proprietary nature of information to be disclosed or made available to each other relating to the possible purchase by the Potential Buyer of the assets of the Manager and the possible affiliation of the Potential Buyer with Sprint Spectrum as a manager of the Sprint PCS network presently managed by the Manager (the "Transaction").

NOW, THEREFORE, in reliance upon and in consideration of the following undertakings, the parties, for themselves, or for any corporation, partnership, association, joint stock company, limited liability company, limited liability partnership, or trust directly or indirectly controlling, controlled by or under common control of such party, or a more than 50% owned subsidiary of such party (its "Affiliates"), agree as follows:

1. Scope. For purposes of this Agreement, the "Proprietary Information" of a party disclosing information (the "Discloser") means all information, whether communicated orally, in writing, by graphical representation, electronically or otherwise, relating to standards, guidelines, plans, policies and programs regarding the operation and management of the Discloser or any of its Affiliates and all technical, marketing, financial, strategic and other information regarding the Discloser or any of its Affiliates. Oral discussions about Proprietary Information are Proprietary Information. Proprietary Information includes all such information whether delivered to the party receiving the information (the "Recipient") directly by the Discloser or indirectly through an Affiliate, agent or lender of the Discloser or Recipient, or by another party to this Agreement.

2. Limitation. The term "Proprietary Information" does not include information that: (a) is now or is in the future in the public domain through no fault of the Recipient; (b) prior to disclosure pursuant to this Agreement is properly within the legitimate possession of the Recipient; (c) subsequent to disclosure pursuant to this Agreement, is disclosed to the Recipient by a third party with respect to which the Recipient has no knowledge that such disclosure by such third party would result in a breach of an agreement of confidentiality;

(d) is independently developed by the Recipient through parties who have not had, either directly or indirectly, access to or knowledge of such Proprietary Information; (e) is approved for disclosure by prior written permission of an authorized signatory of Discloser; and (f) is obligated to be produced (I) by law, rule or regulation. (II) by the requirements of any rating agency, stock exchange or association applicable to the Recipient, (III) under order of a court of competent jurisdiction, or (IV) pursuant to a similar requirement of a governmental agency or regulatory body regulating such entity, so long as to the extent practicable the party required to disclose the information provides the other party with prior written notice of any required disclosure pursuant to such law, order or requirement. In addition, and notwithstanding any other provision of this Agreement to the contrary, a Recipient may disclose Proprietary Information (y) to a financial institution or accredited investor (as that term is defined in Rule 501(a) under the Securities Act of 1933) that is considering providing financing to the Recipient and which financial institution or accredited investor has agreed to keep the Proprietary Information confidential in accordance with an agreement at least as restrictive as this Agreement; and (z) to the lawyers and accountants for the Recipient.

3. Use. Each party agrees to use the Proprietary Information received from another party to evaluate the Transaction and thereafter to operate the assets and business, if any, acquired pursuant to the Transaction. No other rights, and particularly licenses, trademarks, inventions, copyrights, patents, or any other intellectual property rights are implied or granted under this Agreement or by the conveying of Proprietary Information between the parties. Each party agrees that a Recipient may disclose Proprietary Information received by it, subject to the confidentiality provisions of this Agreement, to its Affiliates, and to the lawyers and accountants for such Recipient. In addition, Sprint Spectrum may disclose Proprietary Information, subject to the confidentiality provisions of this Agreement, to any entity (i) for which it is building a wireless network, or (ii) for which it has an obligation to associate the wireless network of the entity to the Sprint Spectrum network.

4. Reproduction. Proprietary Information supplied is not to be reproduced in any form except as required to accomplish the intent of this Agreement.

5. Duty of Care. All Proprietary Information may be disclosed by the Recipient to only such of the Recipient's employees (and agents who have a non-disclosure obligation at least as restrictive as this Agreement) who need to know such information for purposes of this Agreement and to such third parties as the Discloser has consented to hereunder or by prior written approval. In addition, the Recipient must provide the same care to avoid disclosure or unauthorized use of the Proprietary Information as it provides to protect its own similar proprietary information.

6. Ownership. All Proprietary Information, unless otherwise specified in writing, (a) remains the property of the Discloser, and (b) must be used by the Recipient only for the purpose intended. Upon termination of this Agreement, all copies of written, recorded, graphical or other tangible Proprietary Information must either be returned to the Discloser, or destroyed (i) after the Recipient's need for it has expired or (ii) upon the request of the Discloser. At the request of the Discloser, the Recipient will furnish a certificate of an officer of the Recipient certifying that any Proprietary Information not returned to Discloser has been destroyed.

7. Term. A Recipient may not disclose Proprietary Information to any third person, except as provided in this Agreement, for a period of three (3) years after the date of its disclosure to the Recipient (the "Term"). This Agreement may be terminated at any time during the Term by mutual agreement of the parties or upon sixty (60) days' written notice to the other parties; except that early termination of this Agreement will not relieve the Recipient of its obligations under this Agreement with respect to Proprietary Information exchanged prior to the effective date of termination. All of the obligations undertaken by each party as a Recipient will survive and continue after any termination of this Agreement for the Term.

8. Right to Disclose. Each party warrants that it has the right to disclose all Proprietary Information that it will disclose to another party pursuant to this Agreement, and each party agrees to indemnify and hold harmless the other from all claims by a third party related to the wrongful disclosure of such third party's information. Otherwise, neither party makes any representation or warranty, express or implied, with respect to any Proprietary Information.

9. Right to Enjoin Disclosure. The parties acknowledge that a Recipient's unauthorized disclosure or use of Proprietary Information may result in irreparable harm. Therefore, the parties agree that, in the event of violation or threatened violation of this Agreement, without limiting any other rights and remedies of each other, a temporary restraining order and/or an injunction to enjoin disclosure of Proprietary Information may be sought against the party who has breached or threatened to breach this Agreement and the party who has breached or threatened to breach this Agreement will not raise the defense of an adequate remedy at law.

10. Disclosure to Third Parties. All media releases and public announcements or disclosures by any party relating to this Agreement, its subject matter, or the purpose of this Agreement are to be coordinated with and consented to by the other parties in writing prior to the release or announcement.

11. No Partnership or Joint Venture Formed. The exchange of any Proprietary Information between the parties is not intended to be interpreted that the parties have formed or will form a partnership, joint venture or other relationship. Any business relationship between the parties, if any, must be governed by separate agreement.

12. Liability. Except as expressly provided hereunder, no party to this Agreement shall be responsible or liable for a breach of this Agreement by any other party hereto.

13. General. (a) This Agreement is governed and construed under the laws of the State of Missouri and there are no understandings, agreements or representations, express or implied, not specified herein. (b) For purposes of this project, this Agreement represents the entire understanding between the parties, and the terms of this Agreement supersede the terms of any prior agreements or understandings, written or oral.
(c) This Agreement may not be amended except in a writing signed by the parties.
(d) The provisions of this Agreement are to be considered as severable, and in the event that any provision is held to be invalid or unenforceable, the parties intend that the remaining provisions will remain in full force and effect. (e) Captions in this Agreement are for ease of reference only and should not be considered in the construction of this Agreement. (f) There are no third party beneficiaries to this Agreement. (g) Failure by a party to enforce or exercise any provision, right or option contained in this Agreement will not be construed as a present or future waiver of such provision, right or option. (h) THE EXISTENCE OF THIS AGREEMENT AND THE NATURE OF THE DISCUSSIONS BETWEEN THE PARTIES MAY NOT BE DISCLOSED BY ANY PARTY WITHOUT THE PRIOR WRITTEN CONSENT OF THE OTHER PARTIES, EXCEPT TO THE EXTENT REQUIRED BY LAW, RULE OR REGULATION.

IN WITNESS THEREOF, the parties have executed this Agreement as of the effective date stated above.

Sprint Spectrum L.P.              [Manager]
                                  --------------------------


By:                               By:
   -------------------------         -----------------------
    Name:                             Name:
    Title:                            Title:


[Potential Buyer]                 [Lender]


By:                               By:
   -------------------------         -----------------------
    Name:                             Name:
    Title:                            Title:

                                   SCHEDULE 13

     (TO THE U.S. UNWIRED INC.'S AMENDED AND RESTATED CONSENT AND AGREEMENT)

     1. Each of the following persons shall be a "Schedule 13 Person" under the terms of the Consent and Agreement:

          (a)  Each of the following "Named Companies":

               .    AT&T/AWE
               .    MCI/WorldCom
               .    Qwest
               .    Verizon/Verizon Wireless
               .    Cingular Wireless
               .    ALLTEL
               .    VoiceStream/DT Wireless
               .    Nextel Communications
               .    Leap
               .    [to be determined after upcoming spectrum auction]
               .    Any person that is a successor of a Named Company

          (b) Any person that directly or indirectly through one or more persons controls, is controlled by or is under common control with a Named Company, including any person that is controlled directly or indirectly by more than one Named Company when aggregating their control (e.g., if AT&T and MCI/WorldCom together control the person, such person is treated as being controlled by a Named Company and is therefore a Schedule 13 Person). The term "control" (including its correlative meanings "controlled by" and "under common control with") as used in this Schedule 13 means owns at least 50% of the voting power or at least 50% of the total equity of the person.

          2. (a) Sprint Spectrum may from time to time designate an entity engaged in the business of providing telecommunications services to be a Named Company; provided, that: (i) Sprint Spectrum may only list 10 Persons as Named Companies at any time (i.e., Sprint Spectrum must remove one Person from the list for each Person it adds to the list); (ii) Sprint Spectrum may only revise the list of Named Companies once during each calendar quarter, but not later than 10 Business Days after Sprint Spectrum receives written notice from the Administrative Agent that (A) an Event of Default has occurred, (B) the Administrative Agent is exercising one or more of its remedies under the Loan Documents, and (C) Sprint PCS has 10 Business Days during which it may revise the list of Named Companies; and
     (iii) the list of Named Companies will be the same for all Consents and Agreements between Sprint Spectrum and the lenders to Sprint Spectrum's affiliates.